UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026

CG Oncology, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41925	37-1611499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Pegasus Park Drive
Suite 1640
Dallas, Texas	75247
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 409-3700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CGON	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 4, 2026, CG Oncology, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 7, 2026, the record date for the Annual Meeting, 88,009,980 shares of common stock were outstanding and entitled to vote at the Annual Meeting. The following tables set forth the final results of the voting for the matters voted upon at the Annual Meeting. These matters are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 24, 2026 (the “Proxy Statement”).

Proposal 1: Election of Directors

The Company’s stockholders elected the two persons listed below as Class II directors, each to serve until the Company’s 2029 Annual Meeting of Stockholders, and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. The final voting results are as follows:

	Shares Voted For	Shares Voted Withhold	Broker Non-Votes
Name of Directors Elected
Christina Rossi	67,531,501	89,825	16,216,685
Victor Tong, Jr.	62,401,874	5,219,452	16,216,685

Proposal 2: Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The final voting results are as follows:

Shares Voted For	Shares Voted Against	Abstentions
83,711,522	4,103	122,386

Proposal 3: Advisory Vote on Executive Compensation

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement. The final voting results are as follows:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
65,894,959	1,603,011	123,356	16,216,685

Proposal 4: Advisory Vote on the Frequency of Solicitation of Advisory Stockholder Approval of Executive Compensation

The Company’s stockholders indicated, on an advisory basis, their preference for the frequency of stockholder advisory votes on the compensation of the Company’s named executive officers. The final voting results are as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
66,962,791	4,269	537,270	116,996	16,216,685

Consistent with these results, the Company determined that future stockholder advisory votes on named executive officer compensation will be held every year until the next required advisory vote on the frequency of stockholder advisory votes on named executive officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CG Oncology, Inc.

Date: June 8, 2026	By:	/s/ Josh Patterson
Name: Josh Patterson
Title: General Counsel, Chief Compliance Officer and Secretary